LARGE CAP EQUITY CORE FUND

(A portfolio of Federated Core Trust II, L.P.)

Supplement to Prospectus dated October 10, 2003
--------------------------------------------------------------------------------

Please change the name of the above fund to CAPITAL APPRECIATION CORE FUND.



                                                        October 17, 2003





      Cusip 31409R201
      29427 (10/03)





LARGE CAP EQUITY CORE FUND

(A portfolio of Federated Core Trust II, L.P.)

Supplement to Statement of Additional Information dated October 10, 2003
------------------------------------------------------------------------------

Please change the name of the above fund to CAPITAL APPRECIATION CORE FUND.



                                                        October 17, 2003





      Cusip 31409R201
      29428 (10/03)